UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2021 (April 5, 2021)

SHOE CARNIVAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Indiana	0-21360	35-1736614
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7500 East Columbia Street Evansville, Indiana		47715
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (812) 867-6471

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SCVL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendments to the Employment and Noncompetition Agreements of Clifton E. Sifford and W. Kerry Jackson

On April 7, 2021 and April 5, 2021, Mr. Sifford and Mr. Jackson, respectively, and Shoe Carnival, Inc. (the “Company”) entered into an amendment (together, the “Amendments”) to each executive’s respective Amended and Restated Employment and Noncompetition Agreement, dated December 11, 2008 (together, the “Employment Agreements”).  The Amendments amend and restate Section 5.7 of the Employment Agreements to eliminate the Company’s obligation to pay Mr. Sifford and Mr. Jackson a gross-up payment equal to the excise and other taxes they might otherwise owe pursuant to Section 4999 of the Internal Revenue Code upon a change in control, and instead provide that, in the event of an “excess parachute payment,” the aggregate payments and benefits otherwise constituting the parachute payment may be reduced in order to eliminate the impact of the excise tax under Section 4999 of the Internal Revenue Code if such reduction would result in a higher net payment to the executive.

The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the Amendments, which are filed as Exhibit 10.1 for Mr. Sifford and as Exhibit 10.2 for Mr. Jackson hereto and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Exhibits
10.1	First Amendment to Amended and Restated Employment and Noncompetition Agreement dated as of April 7, 2021 between the Company and Clifton E. Sifford
10.2	First Amendment to Amended and Restated Employment and Noncompetition Agreement dated as of April 5, 2021 between the Company and W Kerry Jackson
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHOE CARNIVAL, INC.
(Registrant)
Date: April 9, 2021	By:	/s/ W. Kerry Jackson
W. Kerry Jackson
Senior Executive Vice President
Chief Financial and Administrative Officer and Treasurer

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